Financial Income And Expense	12 Months Ended
Dec. 31, 2011
Financial Income And Expense [Abstract]
Financial Income And Expense

8 Financial income and expense

	2009	2010	2011
Interest income	4	2	5
Interest expense	(363)	(320)	(312)

Total interest expense, net	(359)	(318)	(307)
Net gain (loss) on extinguishment of debt	1,020	57	(32)
Sale of securities and other financial assets	(4)	8	—
Foreign exchange rate results	39	(331)	128
Miscellaneous financing costs/income, net	(14)	(44)	(46)

Total other financial income and expense	1,041	(310)	50

Total	682	(628)	(257)

In 2011, interest expense, net, of $307 million (2010: $318 million; 2009: $359 million) was mainly related to the interest expense on the euro-denominated and U.S. dollar-denominated notes. The lower interest expense in 2011 resulted from the bond exchanges and repurchases and from the repayment of the revolving credit facility.

Furthermore in 2011, a net loss on extinguishment of debt of $32 million (2010: a gain of $57 million) was recorded in connection with the various bond exchange and repurchase offers. In 2009, a gain on debt extinguishment of $1,020 million, net of a write-down of $25 million related to the capitalized initial bond issuance costs, was recorded in this respect. See note 28 "Long-term debt".

Included in the sale of securities and other financial assets is the sale of Virage shares in 2010 (a gain of $7 million) and the sale of the DSPG shares in 2009, which resulted in a loss of $4 million.

In 2011 foreign exchange results amounted to a gain of $128 million (2010: a loss of $331 million; 2009: a gain of $39 million) and are composed of the following exchange rate fluctuations:

•

the remeasurement of the U.S. dollar-denominated notes and short-term loans, which reside in a euro functional currency entity, a gain of $124 million (2010: a loss of $307 million; 2009: a gain of $38 million);

•	intercompany financing resulting in a loss of $7 million (2010: a gain of $16 million; 2009: a loss of $5 million);

•	the Company's foreign currency cash and cash equivalents resulting in a gain of $10 million (2010: a loss of $43 million; 2009: a loss of $2 million);

•	foreign currency contracts resulting in a gain of $1 million (2010: a gain of $2 million; 2009: a gain of $2 million);

•	remaining items, no material results in 2011 (2010: a gain of $1 million; 2009: a gain of $6 million).

Included in miscellaneous financing costs in 2011 is the amortization of capitalized fees (relating to the issuance of the euro/U.S. dollar-denominated notes) amounting to $27 million (2010: $31 million; 2009: $14 million). Also included is interest on capital lease obligations of $10 million (2010: $13 million; 2009: nil).

The Company has applied net investment hedging since May, 2011. The U.S. dollar exposure of the net investment in U.S. dollar functional currency subsidiaries of $1.7 billion has been hedged by our U.S. dollar-denominated notes. As a result in 2011 a charge of $203 million was recorded in other comprehensive income, relating to the foreign currency result on the U.S. dollar-denominated notes that are recorded in a euro functional currency entity. Absent the application of net investment hedging this amount would have been recorded as a loss within financial income (expense) in the statement of operations. No amounts resulting from ineffectiveness of net investment hedge accounting were recognized in the statement of operations in 2011.